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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): February 17, 1998


                            FEDERAL DATA CORPORATION
             (Exact name of Registrant as specified in its charter)



           DELAWARE                    333-36447               52-0940566
(State or other jurisdiction of   (Commission File No.)    (I.R.S. Employer
     incorporation)                                      Identification Number)


                                4800 Hampden Lane
                               Bethesda, MD 20814
               (Address of principal executive offices) (Zip Code)


                                 (301) 986-0800
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired.

         The audited financial statements of R.O.W. Sciences, Inc. ("R.O.W."), including independent auditors' report thereon, as of June 30, 1997 and 1996 and for each of the three years in the period ended June 30, 1997 are included at Exhibit 99 (a) and incorporated herein by reference.

         (b)  Pro Forma Financial Information.

         Pro forma unaudited condensed consolidated financial information for Federal Data Corporation giving effect to the acquisition of R.O.W, as of and for the year ended December 31, 1997, is included at Exhibit 99
         (b) and incorporated herein by reference.

         (c)  Exhibits.

99(a) Audited financial statements of R.O.W., including independent auditors' report thereon, as of June 30, 1997 and 1996 and for each of the three years in the period ended June 30, 1997.

99(b) Pro forma unaudited condensed consolidated financial information for Federal Data Corporation giving effect to the acquisition of R.O.W. as of, and for the year ended December 31, 1997.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Federal Data Corporation


                                   By: /s/ James M.  Dean
                                      -------------------------
                                      James M. Dean
                                      Vice President and
                                      Chief Financial Officer

                                      Date: May 4, 1998